EXHIBIT 10(b)

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Financial Highlights” in the Prospectus in this Registration Statement (Form N-1A) (No. 333-32242) of Mercury Select Growth Fund of Mercury Funds, Inc. of our report dated November 8, 1999, included in the 1999 annual report to shareholders of the Turner Funds.

/s/	ERNST & YOUNG LLP ERNST & YOUNG LLP

Philadelphia, Pennsylvania January 4, 2001